Exhibit 10.15
FIRST AMENDMENT TO
TRAVELPORT AMERICAS, LLC
OFFICER DEFERRED COMPENSATION PLAN
WHEREAS, Travelport Americas, LLC (the “Company”) maintains the Travelport Americas, LLC Officer Deferred Compensation Plan (the “Plan”);
WHEREAS, in accordance with Section 10.1 of the Plan, the Company may amend the Plan at any time; and
WHEREAS, the Company desires to amend the Plan to make certain advisable amendments.
NOW, THEREFORE, the Plan is hereby amended as of January 1, 2010, as follows:
1. The heading of the Plan is hereby amended by deleting the phrase “Americas, LLC”.
2. Section 2.4 of the Plan is hereby amended by adding the following new sentence to the end thereof:
     “Effective January 1, 2010, Company means Travelport Inc.”
3. Section 2.12 of the Plan is hereby amended by adding the phrase “and effective January 1, 2010, the Board of Directors of the Company” after the phrase “Board of Managers of the Company”.
4. Section 2.16 of the Plan is hereby amended by adding the following new sentence to the end thereof:
     “Effective January 1, 2010, Plan means the Travelport Officer Deferred Compensation Plan, as amended from time to time”.
5. In all other respects the Plan is hereby ratified and confirmed.

Signature of Officer	Date